AMENDMENT NUMBER SEVEN

                               TO

             THE DIME SAVINGS BANK OF WILLIAMSBURGH

                      401(k) SAVINGS PLAN

                    IN RSI RETIREMENT TRUST

Pursuant   to   Section  11.1  of  The  Dime  Savings   Bank   of
Williamsburgh  401(k)  Savings  Plan  in  RSI  Retirement   Trust
("Plan"), the Plan is amended as follows, effective as of May 31, 1996:

1. INTRODUCTION - A new paragraph shall be added immediately prior to the last paragraph, and the last paragraph shall be amended, to read in their entirety as follows:

     Effective   as  of  May  31,  1996,  the  Employer   adopted
     resolutions   ceasing  matching  Bank  Contributions   under
     section 3.4 of the Plan.


2. ARTICLE III - Section 3.4 of the Plan shall be amended to read in its entirety as follows:

          3.4  Bank Contributions

           Effective as of May 31, 1996, the Employer shall not make any contributions to the Plan to match Participant's
     Basic Contributions.

3. ARTICLE IV - The first paragraph of section 4.2 of the Plan shall be amended to read as follows:

     If a Participant who is not fully vested in the Net Value of his Accounts terminates employment on or subsequent to the Restatement Date, the Units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be treated as employer contributions and shall be applied to reduce the amount of subsequent employer contributions (including Basic Contributions) at the end of the Plan Year or any other subsequent Plan Year until the amounts are completely utilized.

                     AMENDMENT NUMBER EIGHT

                             TO

             THE DIME SAVINGS BANK OF WILLIAMSBURGH

                      401(k) SAVINGS PLAN

                    IN RSI RETIREMENT TRUST


Pursuant   to   Section  11.1  of  The  Dime  Savings   Bank   of
Williamsburgh  401(k)  Savings  Plan  in  RSI  Retirement   Trust
("Plan"),  the Plan is amended as follows, effective as  of  June
26, 1996:

1. INTRODUCTION - A new paragraph shall be added immediately prior to the last paragraph to read in its entirety as follows:

     Effective as of June 26, 1996, Pioneer Savings Bank, F.S.B. and its parent Conestoga Bancorp, Inc. were acquired by the Employer. In connection with this acquisition, the Employer amended the Plan to give credit to employees of specified "acquired companies" for purposes of vesting and eligibility to participate, and to permit immediate participation as of the date of such acquisition for eligible employees with respect to compensation for the full payroll period that includes the date of such acquisition.

2.   ARTICLE I - The following new Section 1.4, the definition of
Acquired Company, is added to the Plan to read as follows, and all references and cross-references are renumbered:

          1.4   Acquired  Company  means  any  of  the  following
          companies   which  is  acquired  by,   or   merged   or
          consolidated with, the Bank or its holding company:

                    1.   Pioneer Savings Bank, F.S.B.
                    2.   Conestoga Bancorp, Inc.

3. ARTICLE I - The following paragraph is added to the end of the definition of Compensation, Section 1.18:

     For purposes of determining Basic Contributions, Compensation of an Employee of an Acquired Company shall include amounts received from the Acquired Company during the payroll period in which the date of the transaction by which such company became an Acquired Company occurs, if such amounts would otherwise be considered to be Compensation under this Section 1.18.

4.    ARTICLE  I - The following new subsection (c) is  added  to section 1.47, Period of Service, as follows:

          (c) For purposes of determining eligibility to participate and vesting of contributions under the Plan, the Period of Service of any individual who was employed by an Acquired Company on the date of the transaction by which such company became an Acquired Company, shall include service recognized for purposes of vesting and eligibility to participate under the Merged Plan of such Acquired Company.

5.    ARTICLE I - The following new Section 1.37 is added to  the
Plan, and all references and cross-references are renumbered:

     Merged Plan means a defined contribution plan permitting salary reduction contributions or, if none, other defined contribution plan of an Acquired Company.

6.   ARTICLE II - The following sentence is added to the  end  of
     Section 2.3:

     Employees of an Acquired Company who are eligible to participate on the date of the transaction by which such company became an Acquired Company, may also elect to participate as of the first day of the payroll period in which such transaction occurs.

                     AMENDMENT NUMBER NINE

                               TO

             THE DIME SAVINGS BANK OF WILLIAMSBURGH

                      401(k) SAVINGS PLAN

                    IN RSI RETIREMENT TRUST


Pursuant   to   Section  11.1  of  The  Dime  Savings   Bank   of
Williamsburgh  401(k)  Savings  Plan  in  RSI  Retirement   Trust
("Plan"),  the Plan is amended as follows, effective as  of  June
26, 1996:

1. INTRODUCTION - A new paragraph shall be added immediately prior to the last paragraph to read in its entirety as follows:

     Effective June 26, 1996, the Pioneer Savings Bank, FSB Tax Deferral Savings Plan in RSI Retirement Trust ("Pioneer Plan") was merged with and into the Plan. Except and to the extent specifically required to the contrary under the terms of this Plan, the rights and benefits, if any, of a former employee of Pioneer Savings Bank, F.S.B. or Conestoga Bancorp, Inc. whose employment terminated prior to June 26, 1996, shall be determined in accordance with the provisions of the Pioneer Plan in effect prior to June 26, 1996.

2. ARTICLE I - The following new sentence is added to the end of Section 1.11 Bank Contributions:

     Bank Contributions shall include bank contributions made prior to June 26, 1996 on behalf of an Employee in accordance with the provisions of the Pioneer Plan.

3. ARTICLE I - The following new sentence is added to the end of Section 1.13 Basic Contributions:

     Basic Contributions shall include basic contributions made prior to June 26, 1996 on behalf of the Employee in accordance with the provisions of the Pioneer Plan.

4. ARTICLE I - The following new sentence is added to the end of Section 1.57, Rollover Contributions:

     Rollover Contributions shall include rollover contributions made prior to June 26, 1996 on behalf of the Employee in accordance with the provisions of the Pioneer Plan.

5.    ARTICLE VIII - The following new subsection (g) is added to section 8.4, Operational Provisions:

          (g) A loan made in accordance with the provisions of the Pioneer Plan prior to June 26, 1996, shall be deemed to be a loan made in accordance with Article
          VIII of this Plan.